GigOptix (GGOX.OB)
GigOptix (GGOX.OB)
Corporate Presentation
Corporate Presentation
May 2011
May 2011
FILED BY GIGOPTIX, INC. AND ENDWAVE CORPORATION
PURSUANT TO RULE 425 UNDER THE
SECURITIES ACT OF 1933
SUBJECT COMPANY: GIGOPTIX, INC. AND ENDWAVE CORPORATION
Exhibit 99.2

Disclaimer
Disclaimer
© 2011 GigOptix, Inc.  All Rights Reserved
2 2 2
Forward Looking Statements:
This presentation contains statements regarding operating trends, future results, new projects, and other market, business and product trends that are forward-looking. We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the GigOptix and
Endwave filings with the SEC, and in GigOptix’s and Endwave’s other current and periodic reports filed or furnished from time to time with the SEC.
Use of Non-GAAP and Adjusted EBITDA Financial Measures:
These materials include references to non-GAAP revenue, non-GAAP net income/loss, Adjusted consolidated non-GAAP net income/loss, and Adjusted EBITDA.
GigOptix believes that these non-GAAP financial measures are important indicators of the ongoing operations of its business and provide better comparability between reporting periods and provide a better baseline for analyzing trends in GigOptix’s operations. GigOptix does not, nor does it suggest that investors should, consider such non-GAAP and Adjusted EBITDA financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. GigOptix believes the disclosure of the effects of these items increases the reader’s understanding of the underlying performance of the business and that such non-GAAP and Adjusted EBITDA financial measures provide investors with an additional tool to evaluate our financial results and assess our prospects for future performance.
Important Additional Information
In connection with the proposed transaction, GigOptix filed with the Securities and Exchange Commission (the “SEC”), and the SEC declared effective on May
13, 2011, a Registration Statement on Form S-4 that includes a proxy statement of Endwave and a prospectus of GigOptix. The definitive proxy statement/prospectus has been mailed to stockholders of Endwave. GigOptix and Endwave urge investors and security holders to read the proxy statement/prospectus regarding the proposed transaction because it will contain important information about the proposed transaction. You may obtain a free copy of the proxy statement/prospectus and other related documents filed by GigOptix and Endwave with the SEC at the SEC’s web site at www.sec.gov. The proxy statement/prospectus and other documents filed by GigOptix or Endwave with the SEC relating to the proposed transaction may also be obtained for free by accessing GigOptix’s web site at www.gigoptix.com by clicking on the link for “Investor”, then clicking on the link for “SEC Filings”, or by accessing
Endwave’s web site at www.endwave.com and clicking on the “Company” link and then clicking on the link for “SEC Filings” underneath the heading “Investor
Relations”.
Participants in the Merger
GigOptix, Endwave and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from Endwave stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Endwave stockholders in connection with the proposed transaction, including the interests of such participants in the proposed transaction, will be set forth in the definitive proxy statement/prospectus. You can find information about
GigOptix’s executive officers and directors in GigOptix’s definitive proxy statement filed with the SEC on October 28, 2010. You can find information about
Endwave’s executive officers and directors in Endwave’s definitive proxy statement filed with the SEC on June 11, 2010. You can obtain free copies of these documents from the sources indicated above. You may obtain additional information regarding the direct and indirect interests of GigOptix, Endwave and their respective executive officers and directors in the merger by reading the definitive proxy statement/prospectus regarding the merger.

Leading supplier of network
interface devices enabling high
speed data communication
Solution portfolio spanning
communication spectrum from
fiber optics to high speed
wireless mobile backhaul
GigOptix, Inc.
GigOptix, Inc.
Pending Development: Acquisition of Endwave (ENWV)
Pending Development: Acquisition of Endwave (ENWV)
Served Markets:
Optical Communications
Datacom and Telecom Networks
Military/Aerospace
High Speed  Wireless  Communications
Point-to-Point radio for mobile back haul
Military/Aerospace/Automotive
Products:
High speed analog ICs
High frequency analog ICs
High speed optical modulators
High speed  wireless front ends
Structured and Standard Cell ASICs
SLIDE REFLECTS GIGOPTIX, INC. UPON COMPLETION OF MERGER WITH ENDWAVE
Core
Routers
Satellite
Communication
Airborne
Communication
Metro
Routers
Satellite
Ground Station
Base Station
Backhaul
Submarine
Networks
Access
Metro
Enterprise
&
Datacenter
Core
DWDM

© 2011 GigOptix, Inc. All Rights Reserved

You Tube
NETFLIX
facebook

Millions of Users

Exabytes/month
7
6
5
4
3
2
1
0
2010
2011
2012
2013
2014
2015

Cisco

Kilobyte	1,024 bytes
Megabyte	1,048,576 bytes
Gigabyte	1,073,741,824 bytes
Terabyte	1,099,511,627,776 bytes
Petabyte	1,125,899,906,842,620 bytes
Exabyte	1,152,921,504,606,850,000 bytes

GIGOPTIX

© 2011 GigOptix, Inc.  All Rights Reserved
4 4 4
Market Demand for More Bandwidth
Market Demand for More Bandwidth
2010 mobile data traffic was three times the size of the entire global Internet in 2000 (Cisco)
2014 mobile data traffic will be 40 times what it was in 2010
Movies
Online TV
Music
Online Games
Social Networking
Increasing use of data intense
services escalate bandwidth
demand
HD displays
Pictures
Increasing use of mobile infrastructure for
delivery of data
Source:Ovum
4,000
4,500
5,000
5,500
6,000
6,500
7,000
2009 2010 2011 2012 2013 2014 2015

GigOptix	iterra	Helix semiconductors	LUMERA	CHIP-X	endwave	GIGOPTIX

GIGOPTIX

GigOptix Growth Strategy
GigOptix Growth Strategy
Since 2007 GigOptix has invested $15M in developing and acquiring assets that leverage a prior investment of more than $300M.
GigOptix is a fast growing fabless high-speed optical and high frequency wireless semiconductor device company, leveraging prior investment in acquired companies
Over the last 3 years through internal development and building on our strategic efforts we have built a portfolio of more than 90 products and 100 patents
April 2007
Inception of
GigOptix LLC.
July 2007 January 2008
December
2008
November
2009
1H 2011
GigOptix, Inc.
Products:
High speed
electro-optics:
Drivers
High speed
electro-optics:
Amplifiers &
Drivers
High speed
electro-optics:
Polymer
Modulators
High speed
electronics:
Mixed-Signal
ASIC
High Speed
electronics:
MMICs &
Transceivers
90+  analog
semiconductor
& High Speed
Wireless and
ASICs products
2007 2008
2009 2011
SLIDE REFLECTS GIGOPTIX, INC. UPON COMPLETION OF MERGER WITH ENDWAVE
© 2011 GigOptix, Inc.  All Rights Reserved

Description
a leading supplier of high
performance electronic and
electro-optic components that
enable next generation 40G and
100G optical networks
a leading provider of high-frequency
RF solutions and semiconductor
products for the wireless mobile
backhaul communications, satellite
communications, electronic
instruments and defense and security
markets
Products
High Speed Optical:
Drivers, Amplifiers, Modulators
ASIC
High Frequency RF:
MMIC, Modules/Transceivers
Target
Markets
Telecom, Datacom, Defense,
Instrumentation, Consumer,
Military, Aerospace
Point-to-Point Back-Haul Wireless
Communications,  Military,
Aerospace,  Automotive
© 2011 GigOptix, Inc.  All Rights Reserved

Company Overviews
Company Overviews

GigOptix + Endwave Combination
GigOptix + Endwave Combination
1. Enhances revenue growth and strengthens balance sheet with substantial cost savings
2. Addresses customers’ growing needs for high speed solutions in optical networks and wireless mobile backhaul
Same customer base, same technology – new application
Jointly capitalizes on the increasing network bandwidth demands
3. Leverages highly complementary product and technology portfolios in high speed fiber and wireless communications
Further increases the level of integration, functionality and cost reductions for products targeting microwave/millimeter wave and broadband fiber optic applications
Strengthens IC design capabilities in both GaAs and SiGe processes
4. Expands penetration of targeted and new markets
Increases penetration of commercial and military applications
Potential for expansion into the high speed instrumentation market
© 2011 GigOptix, Inc.  All Rights Reserved

Optical & High Speed Wireless Technology
Optical & High Speed Wireless Technology
Many similarities between Optical and High Speed Wireless solutions:
Operate in the same microwave and millimeter wave frequencies
Utilize the same semiconductor process technologies and design expertise
Next generation optical transceiver will employ the same proven wireless communication techniques to increase channel capacity
© 2011 GigOptix, Inc.  All Rights Reserved

MUX
DEMUX
Optical
Modulator
PD
Modem
Tx
Modem
Rx
Local
Osc
Tx
Upconv
Power
Amplifier
Rx
Downconv
Low Noise
Amplifier
Optical Transceiver Module Wireless Transceiver Module

Ericsson
Huawei
Alcatel-Lucent
NEC
Ciena
ZTE
Fujitsu
Other

Ericsson
Huawei
Alcatel-Lucent
NEC
NSN
Other

GIGOPTIX

9 9 9
© 2011 GigOptix, Inc.  All Rights Reserved
Optical & High Speed Wireless Customers
Optical & High Speed Wireless Customers
High Speed Wireless
Optical Network Equipment Market
Source: Ovum, Jan 2011
Source: Maravedis Research, Oct 2010
Increases business with current and targeted customers

Digital VLSI
Driver
Laser
Rx Amp
Laser
Digital VLSI

Digital VLSI
Tx IF
Down Convertor
Rx IF
Digital VLSI

GIGOPTIX

GigOptix’s High Speed Network End to End Solutions
GigOptix’s High Speed Network End to End Solutions
TODAY: Fiber Optics Networks:
GigOptix components upon
completion of merger
GigOptix potential extension
Included after the completion of merger:
MUX
Up
Convertor
Low
Noise
Amplifier
DEMUX
Local
Oscillator
PD
MUX
Optical
Modulato
r
Optical
Amplifier
Optical
Amplifier
DEMUX
Local
Oscillatr
Power
Amplifier
© 2011 GigOptix, Inc.  All Rights Reserved

10Gb/s to 100Gb/s and beyond
100 Mbs/s to 2.5Gb/s
High Speed Wireless Mobile Backhaul:

GigOptix TAM ($M)
Endwave (EX)
ChipX (CX)
Lumera (LX)
Helix (HX)
iTerra (iT/GX)
1200
1000
800
600
400
200
0
2010
2011
2012
2013
2014
2015

10G ULH
Drivers
100G RZ
Polymer
Modulator
10G Ultralow
Power VCSEL
Driver//TIAs
25G CDR
65nm Hybrid
4 &12ch 5G
Parallel Driver  &
Receiver
4 &12ch 14G
Parallel Driver  &
Receiver
40G DQPSK
MZ Driver
100G DPQPSK
Driver
100G DPQPSK
Polymer
Modulator
100G ETH
Driver
25G VCSEL
Driver/TIAs
High Speed
Mixed-Signal
Platform
MUX/Modem
100G DPQPSK
Integrated
Driver/
Modulator
10G LH & Metro
Drivers
Family of 10G &
20G TIAs
40G DPSK
Polymer
Modulator
E-Band T/R E-Band MMIC
400G DPQPSK
Driver
Optical
Front End
Transceiver Module
Growing Product Portfolio Expands TAM
Growing Product Portfolio Expands TAM
2007
2008
2009
2010 2011 2012

© 2011 GigOptix, Inc.  All Rights Reserved

NATIONAL INSTRUMENTS
CISCO
source PHOTONICS
ROHDE&SCHWARZ
Alcatel·Lucent
Nokia Siemens Networks
ZTE中兴
Finisar
HUAWEI
PHILIPS
sense and simplicity
AIRBUS
CERAGON networks
SAMSUNG
opnext
FUJITSU
Opticis
Anritsu
Multiplex, Inc.
D-Lightsys
HARRIS
BOEING
Rockwell Collins
OPHIT
NTT
Aviat
SIEMENS
XM SATELLITE RADIO
MITSUBISHI ELECTRIC
LOCKHEED MARTIN
LEXMARK
Honeywell
Raytheon
xerox
NORTHROP GRUMMAN
Agilent

GIGOPTIX

12 © 2011 GigOptix, Inc. All Rights Reserved Building a Valuable Global Channel Building a Valuable Global Channel

North America
Europe
Asia
Atlantic Ocean
Africa
South America
Indian Ocean
Australia

SPEL Semiconductor Limited

GIGOPTIX

© 2011 GigOptix, Inc. All Rights Reserved
Leveraging a Global Supply Chain
Leveraging a Global Supply Chain
GigOptix’s fabless business model utilizes industry
leading semiconductor foundries and packaging
contract manufacturers
Efficient technology transfer from in-house
prototype fab to contract manufacturers
ISO 9000 and 14001 standard compliance;
AS-9100,  RoHS, Telcordia
R&D centers: Palo Alto, CA; Bothell, WA;
Zurich, Switzerland and Chiang Mai, Thailand
Sales offices in Palo Alto, CA; Shenzhen and
Wuhan, China; and Zurich, Switzerland.

© 2011 GigOptix, Inc.  All Rights Reserved
GigOptix Senior Management –
GigOptix Senior Management –
Post Merger
Post Merger
Dr. Avi Katz: Chairman & Chief Executive Officer
Ms. Julie Tipton: Chief Operations Officer
Mr. Andrea Betti-Berutto: Chief Technical Officer
Mr. Curt Sacks: Chief Financial Officer

Quarterly Product Revenue
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
16% Q-o-Q
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11*

Adjusted EBITA
$2,000
$1,000
$0
-$1,000
-$2,000
-$3,000
-$4,000
-$5,000
-$6,000
-$7,000
-$8,000
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11

GIGOPTIX

GigOptix, Inc. Financial Performance
GigOptix, Inc. Financial Performance
Financials provided are expected 2011 financial results and are in millions. Final numbers will be provided on or about May 16 th
in
GigOptix’s SEC Form 10-Q.
*
Adjusted EBITA is defined as income or loss from operations net of depreciation, amortization, stock-based compensation expense and restructuring expenses. Quarterly Product Revenue excludes Government Contracts.

© 2011 GigOptix, Inc.  All Rights Reserved
Lumera
ChipX
iTerra & Helix
Projection based on the increase of approx. 5% sequentially, as stated in the release on file with the SEC, dated, May 16, 2011

16 16 16
© 2011 GigOptix, Inc.  All Rights Reserved
GigOptix, Inc. Consolidated Balance Sheet Q111
GigOptix, Inc. Consolidated Balance Sheet Q111
(in thousands) (in thousands)
Consolidated Balance Sheet is reflective of highlighted areas only. Full Balance Sheet numbers will be provided on or about May 16 in GigOptix’s SEC Form 10-Q.
April 3, December 31,
2011 2010 $ %
ASSETS
Current assets:
Cash and cash equivalents 4,137 $          4,502 $          (365) $       (8%)
Total current assets 11,451           11,882           (431)          (4%)
Total assets 26,812 $        27,876 $        (1,064) $    (4%)
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable 2,896 $          2,960 $          (64) $         (2%)
Line of credit 2,780             3,226             (446)          (14%)
Total current liabilities 11,269           11,009           260            2%
Total liabilities 12,696           12,486           210            2%
Stockholders' Equity
Total stockholders' equity 14,116           15,390           (1,274)       (8%)
Total liabilities and stockholders' equity 26,812 $        27,876 $        (1,064) $    (4%)
Net Change
th

17 17 17
April 3, April 4,
Revenue 2011 2010
Product 7,052 $                    5,134 $
Government contract 610 139
Total revenue 7,662 5,273
Cost of revenue
Product 3,651 2,601
Government Contract 180 94
Total cost of revenue 3,831 2,695
Gross profit (loss) 3,831 2,578
Research and development expense 2,390 2,080
Selling, general and administrative expense 2,623 2,134
Restructuring expense - 428
Merger related expense 1,107 -
Shareholder settlement expense 1,064 -
Total operating expenses 7,184 4,642
Loss from operations (3,353) (2,064)
Interest expense (96) (110)
Other income (expense) 12 (13)
Loss before provision for income taxes (3,437) (2,187)
Provision for income taxes 5 -
Net loss (3,442) (2,187)
Net loss per share - basic and diluted (0.28) $                    (0.23) $
Weighted average number of shares used in per share
calculations - basic and diluted 12,255 9,307
Three months ended
© 2011 GigOptix, Inc.  All Rights Reserved
GigOptix, Inc. Consolidated Statement of Operations
GigOptix, Inc. Consolidated Statement of Operations
Q111
Q111 (in thousands)
(in thousands)

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© 2011 GigOptix, Inc. All Rights Reserved
Summary
Summary
The combination of GigOptix and Endwave creates a leading supplier of high speed and high frequency analog semiconductors, modulators and wireless mobile backhaul
World class high speed product portfolio:
High speed analog ICs
High frequency analog ICs
High speed optical modulators
High speed wireless front ends
Structured and Standard Cell ASICs
Trusted supplier to Tier-1 OEMs for critical high performance communication devices
Successful history of generating value for investors and customers through strategic plan of growing both organically and through synergistic acquisitions and mergers
Highly scalable fabless manufacturing model partnering with best in class contract manufacturers
Strong IP portfolio with more than 100 patents granted and over 40 applications on file
Solid revenue growth in 2010 with good revenue growth opportunities for 2011
Strong balance sheet with solid cash position and no long term debt
Leading supplier of high performance network interface devices, enabling high speed  optical and wireless networks for Tier-1 Telecom and Datacom OEMs

© 2011 GigOptix, Inc.  All Rights Reserved
19 19 19
Transaction Overview
Transaction Overview
The Answers to your Questions
What will be the conversion ratio be for ENWV to GGOX common stock?
The actual conversion ratio in the merger cannot be determined until immediately before the consummation of the merger.
However, if the merger were consummated on February 4, 2011, each outstanding share of Endwave common stock would convert into approximately  0.89 shares of GGOX common stock.
How many shares will the combined company have?
When do you expect to close the transaction?
We have been making significant progress towards our goal of closing the transaction in the second quarter of 2011. Currently, we anticipate that the merger will close in June. We expect the majority of the integration process will be completed early in 3Q11.
What is the status of GigOptix being listed on a major exchange?
On May 6, 2011 we received conditional approval to list GigOptix’s common stock on the NYSE Amex stock exchange. Final approval of the Company’s application is subject to certain enumerated conditions, including the closing of our merger with Endwave
Corporation as well as continued compliance with other listing requirements of the exchange.
How much cash does GigOptix expect to have on the balance sheet after the transaction closes?
The Press Release (dated 2/7/2011) noted the combined company had approximately $28M in cash and investments at 12/31/2010, but that cash at the close of the transaction will be approx. $16M. The cash and investment balance will be reduced by transaction related fees, restructuring related payments, the pay down of GGOX AR line and cash used in operations during the period between
12/31/10 and the close of the deal.  We have continued to work hard to reduce our cash usage during this period.
How much does the Company expect to achieve in cost saving synergies?
The Press Release (dated 2/7/2011) noted the combined company would see savings of approx. $1M/quarter in 2012. The savings will come from a number of different areas including public company related expenses, the consolidation of personnel, facilities and the reduction of overhead.
Approximately 21 million outstanding shares

20 © 2011 GigOptix, Inc. All Rights Reserved Thank you. Thank you.